INFRASOURCE SERVICES, INC.
100 West Sixth Street
Suite 300
Media, PA 19063
SUPPLEMENT TO THE PROXY STATEMENT
dated April 29, 2005
      This supplement to the proxy statement dated April 29, 2005 and accompanying proxy relate to the proxy being solicited by the Board of Directors (the “Board”) of InfraSource Services, Inc. (“InfraSource”) for the Annual Meeting of Stockholders of InfraSource to be held on Tuesday, June 7, 2005, at 10:00 a.m. (local time), at 1735 Market Street, Suite 4200, Philadelphia, PA 19103 and at any adjournment(s) or postponement(s) of the Annual Meeting. This supplement and the accompanying proxy are being mailed to the holders of record of common stock on April 15, 2005.
      On May 11, 2005, the Board, pursuant to InfraSource’s Bylaws, increased the size of the Board from seven directors to eight directors and elected David H. Watts to fill the vacancy created by the increase. Mr. Watts will serve on the Board until the Annual Meeting on June 7, 2005. Concurrently with his election to the Board, Mr. Watts was appointed to the Audit Committee to replace Mr. Ian A. Schapiro. Our Audit Committee now consists of all independent directors as required by the rules of the New York Stock Exchange.
      This supplement to the proxy statement provides information about David H. Watts. Also enclosed is a revised proxy card which includes David H. Watts as a director nominee. If you have already sent to InfraSource the proxy card mailed on April 29, 2005, please review the section titled “How Do I Vote?” on page 3 of this supplement to the proxy statement.
May 18, 2005

ITEM 1 —	Election of Directors
Nominees for Election as Director
      The Board currently consists of eight (8) members: Ian A. Schapiro (interim Chairman), John A. Brayman, Christopher S. Brothers, Michael P. Harmon, David R. Helwig, John R. Marshall, Richard S. Siudek and David H. Watts. On April 15, 2005, John R. Marshall informed InfraSource that he would not stand for re-election.
      At the 2005 Annual Meeting, the Board will nominate John A. Brayman, Christopher S. Brothers, Michael P. Harmon, David R. Helwig, Ian A. Schapiro, Richard S. Siudek and David H. Watts to be elected as directors of InfraSource to hold office until the 2006 Annual Meeting of stockholders and until their respective successors are duly elected and qualified. The nominees have consented to serve if elected to the Board. If the nominees are unable to serve as directors at the time of the 2005 Annual Meeting, an event which the Board does not anticipate, the persons named in the proxy will vote for such substitute nominees as may be designated by the Board, unless the Board reduces the number of directors accordingly.
      The Board recommends that you vote FOR election of the director nominees.
      Set forth below is information about David H. Watts. For information about the other nominees, please see page 4 of the proxy statement mailed on April 29, 2005.

Name	Age	Position(s)

David H. Watts	66	Director
      David H. Watts became a member of our Board of Directors in May 2005. Since 1999, Mr. Watts has served as the Chairman of the Board of Directors of Granite Construction Incorporated. From 1999 to 2003, Mr. Watts also served as President and Chief Executive Officer of Granite.
      Mr. Watts owned no shares of InfraSource as of April 15, 2005, the date of the Beneficial Ownership table on page 22 of the proxy statement dated April 29, 2005. Upon being elected a director, Mr. Watts received options to purchase 19,913 shares of common stock, in accordance with our director compensation policy described on page 9 of the proxy statement dated April 29, 2005.

ABOUT THE MEETING
What is the purpose of the Annual Meeting?
      At our Annual Meeting, stockholders will act upon the following matters:

•	the election of seven directors of InfraSource each to serve for a one-year term expiring at the Annual Meeting of stockholders in 2006; and

•	any other business that may properly be brought before the Annual Meeting.
In addition, our management will report on InfraSource’s performance during the year ended December 31, 2004 and respond to questions from stockholders.
Who is entitled to vote?
      Only stockholders of record on the record date, which was the close of business on April 15, 2005, will be entitled to receive notice of, and to vote at, the Annual Meeting. Each share of common stock is entitled to one vote.
How do I vote?
      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you have previously submitted the proxy card mailed on April 29, 2005, authorizing the proxies to vote for directors, you do not need to return the accompanying proxy since the designated proxies will vote for Mr. Watts’ election as a director. If you attend the Annual Meeting in person and are a stockholder of record at the meeting, you may deliver your completed proxy card in person or vote in person at the Annual Meeting. As of the record date, 39,348,650 shares of our common stock were outstanding.
What constitutes a quorum?
      A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the Annual Meeting of holders of shares representing a majority of our outstanding common stock constitutes a quorum. Abstentions and broker “non-votes” are counted as present for establishing a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares, and no instruction is given.
How does discretionary voting authority apply?
      If you sign and return your proxy card, but do not make any selections, you give discretionary authority to the persons named as proxy holders on the proxy card, Terence R. Montgomery, Senior Vice President, Chief Financial Officer and Secretary of InfraSource, and R. Barry Sauder, Vice President, Corporate Controller and Chief Accounting Officer of InfraSource, to vote on the proposals and any other matters that may arise at the Annual Meeting.

What are the Board’s recommendations?
      Unless you give other instructions on your proxy card, Terence R. Montgomery and R. Barry Sauder will vote in accordance with the recommendation of the Board of Directors. The Board recommends a vote:

•	FOR election of the seven nominees as directors of InfraSource, John A. Brayman, Christopher S. Brothers, Michael P. Harmon, David R. Helwig, Ian A. Schapiro, Richard S. Siudek and David H. Watts.
      With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.
What vote is required to approve each item?
      Election of Directors. Directors are elected by a plurality of the votes. The seven nominees for director receiving the highest number of votes cast by stockholders entitled to vote for directors will be elected to serve on the Board. Only the number of votes “for” and “against” affect the outcome. Accordingly, votes withheld and abstentions will have no effect on the result of the vote.
      Other Items. With respect to any other item that properly comes before the Annual Meeting, such item would require the affirmative vote of the holders of a majority of the votes present in person or represented by proxy and entitled to be cast at the Annual Meeting. A properly executed proxy marked “ABSTAIN” with respect to any other item that properly comes before the Annual Meeting will have the effect of a negative vote. Broker non-votes will not be considered as votes entitled to be cast and thus will have no effect on the result of the vote.
Can I change my vote after I return my proxy card?
      Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of InfraSource either a notice of revocation or a duly executed proxy card bearing a date later than the date on the proxy card you submitted. The power of the proxy holders to vote your proxy will be suspended if you give notice to the Secretary of InfraSource revoking your proxy prior to its use, return a later dated proxy card or attend the Annual Meeting and vote in person, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

By Order of the Board of Directors

/s/ Terence R. Montgomery

Terence R. Montgomery, Secretary
May 18, 2005

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